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                                                                  Exhibit 10.1.1















                        ANSELL DEFERRED COMPENSATION PLAN

                (Amended and Restated effective January 1, 1998)



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                                TABLE OF CONTENTS


ARTICLE 1.        ESTABLISHMENT OF PLAN......................................................................1

         1.1.     Establishment of Plan......................................................................1
         1.2.     Purpose of Plan............................................................................1

ARTICLE 2.        DEFINITIONS................................................................................1

         2.1.     Accounts...................................................................................1
         2.2.     Bankruptcy or Insolvency Event.............................................................1
         2.3.     Basic Compensation.........................................................................2
         2.4.     Change in Control Event....................................................................2
         2.5.     Code.......................................................................................2
         2.6.     Companies..................................................................................2
         2.7.     Company Contribution Account...............................................................3
         2.8.     Compensation...............................................................................3
         2.9.     Crediting Date.............................................................................3
         2.10.    Deferral Account...........................................................................3
         2.11.    Deferral Agreement.........................................................................3
         2.12.    Disability.................................................................................3
         2.13.    Effective Date.............................................................................3
         2.14.    Employer ..................................................................................3
         2.15.    Equity Subaccount..........................................................................4
         2.16.    Financial Hardship.........................................................................4
         2.17.    Group......................................................................................4
         2.18.    Guaranteed Subaccount......................................................................4
         2.19.    Incentive Contribution.....................................................................4
         2.20.    Matching Contribution......................................................................4
         2.21.    Participant................................................................................4
         2.22.    Participation Date.........................................................................4
         2.23.    Plan Committee.............................................................................4
         2.24.    Plan Year..................................................................................4
         2.25.    Retirement Age.............................................................................4

ARTICLE 3.        DEFERRAL OF COMPENSATION...................................................................5

         3.1.     Amount and Manner of Deferral of Basic Compensation........................................5
         3.2.     Amount and Manner of Deferral of Bonuses...................................................5
         3.3.     Change or Revocation of Deferral...........................................................5
         3.4.     Deferral Account...........................................................................6

ARTICLE 4.        COMPANY CONTRIBUTION CREDIT................................................................6

         4.1.     Amount of Company Matching Contribution Credit.............................................6
         4.2.     Amount of Company Incentive Contribution Credit............................................6
         4.3.     Company Contribution Account...............................................................7


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                                TABLE OF CONTENTS


ARTICLE 5.        INVESTMENT CREDITING METHODS...............................................................7

         5.1.     Investment Crediting Methods...............................................................7
         5.2.     Guaranteed Subaccount Interest Crediting...................................................7
         5.3.     Equity Subaccount Investment Crediting.....................................................8

ARTICLE 6.        VESTING....................................................................................8

         6.1.     Deferral Account...........................................................................8
         6.2.     Company Contribution Account...............................................................8
         6.3.     Full Vesting...............................................................................8

ARTICLE 7.        BENEFITS...................................................................................9

         7.1.     Retirement Benefit.........................................................................9
         7.2.     Survivor Benefit...........................................................................9
         7.3.     Disability Benefit........................................................................10
         7.4.     Vested Benefit............................................................................10
         7.5.     Withdrawals...............................................................................10

ARTICLE 8.        PAYMENT OF BENEFITS.......................................................................11

         8.1.     Retirement Benefit........................................................................11
         8.2.     Survivor Benefit..........................................................................11
         8.3.     Vested Benefit............................................................................12
         8.4.     Acceleration of Payment Events............................................................12
         8.5.     Domestic Relations Orders.................................................................12
         8.6.     Payments to Incompetents/Minors...........................................................12
         8.7.     Missing Participants or Beneficiaries.....................................................12

ARTICLE 9.        MISCELLANEOUS.............................................................................13

         9.1.     Rights of Participant.....................................................................13
         9.2.     Assignment................................................................................13
         9.3.     Employment................................................................................13
         9.4.     Administration............................................................................13
         9.5.     Liability of the Plan Committee...........................................................14
         9.6.     Indemnification...........................................................................14
         9.7.     Termination and Amendment.................................................................14
         9.8.     Beneficiary Designation...................................................................14
         9.9.     Claims Procedure..........................................................................14
         9.10.    Notice   .................................................................................15
         9.11.    Headings and Gender.......................................................................15
         9.12.    Not Current Compensation..................................................................15
         9.13.    Rights to Other Benefits..................................................................15
         9.14.    Governing Law.............................................................................15
         9.15.    Binding Effect............................................................................15

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                                TABLE OF CONTENTS


         9.16.    Severability..............................................................................16
         9.17.    Status of Certain Ansell Incorporated Employees...........................................16

APPENDIX A

APPENDIX B

APPENDIX C












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                        ANSELL DEFERRED COMPENSATION PLAN


                                   ARTICLE 1.
                              ESTABLISHMENT OF PLAN

      1.1. Establishment of Plan. Prior to January 1, 1998, Ansell Edmont Industrial Inc. has maintained the Ansell Edmont Industrial Inc. Key Employee Deferred Compensation Plan, Ansell Perry Inc. has maintained the Ansell Perry Inc. Key Employee Deferred Compensation Plan, and Ansell Incorporated has maintained the Ansell Incorporated Deferred Compensation Plan. Effective January 1, 1998, Ansell Edmont Industrial Inc., Ansell Perry Inc. and Ansell Incorporated have combined the aforementioned plans into the Ansell Deferred Compensation Plan (the "Plan") for the benefit of the key employees of Ansell Edmont Industrial Inc., Ansell Perry Inc. and Ansell Incorporated.

      1.2. Purpose of Plan. The Plan shall permit Participants (as defined herein) to enhance the security of themselves and their beneficiaries following the termination of their employment with the Group (as defined herein) or their death or Disability by deferring until that time a portion of their Compensation (as defined herein) which may otherwise be payable to them at an earlier date. By allowing key management employees to participate in the Plan, the Company expects to benefit by attracting and retaining the best available talent. The Plan is intended to be an unfunded plan maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees within the meaning of Sections 201(2), 301(a)(3) and 401(a)(1) of the Employee Retirement Income Security Act of 1974, as amended.


                                   ARTICLE 2.
                                   DEFINITIONS

      As used herein, the following words shall have the following meanings:

      2.1. Accounts. "Accounts" shall mean the Participant's Deferral Account and Company Contribution Account.

      2.2. Bankruptcy or Insolvency Event. "Bankruptcy or Insolvency Event" shall mean, with respect to each Employer, the occurrence of any of the following events:

            (a) The filing of any petition in bankruptcy or insolvency by the applicable Employer;

            (b) The passage of 60 days after the filing of any petition in bankruptcy or insolvency against the applicable Employer if such petition is not dismissed within such 60-day period;

            (c) The applicable Employer's adjudication as bankrupt or insolvent;

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            (d)   The appointment of a receiver for the applicable Employer by any court of competent jurisdiction; or

            (e) A general assignment by the applicable Employer for the benefit of its creditors.

      2.3. Basic Compensation. "Basic Compensation" shall mean the Participant's salary, including any salary increases paid during the Plan Year and elective contributions or deferrals under this Plan or a plan described under Section 125 or Section 401(k) of the Code. Basic Compensation shall not include any bonuses, workers' compensation, non-elective contributions to any tax-qualified retirement plan or any life insurance or employee health and welfare benefits.

      2.4. Change in Control Event. "Change in Control Event" shall mean, with respect to each Employer, the occurrence of any of the following events:

            (a) Sale of a majority of the shares of voting stock of the applicable Employer to an unrelated third party or parties;

            (b) Sale of the stock of the applicable Employer in a public offering but only if the members of the Board of Directors of the applicable Employer immediately prior to such sale do not constitute a majority of the Board of Directors of the applicable Employer after such public offering;

            (c) Reorganization, reclassification, merger or consolidation with another corporation in which the applicable Employer is not the surviving corporation; or

            (d) Sale of all or substantially all of the operating assets of the applicable Employer to an unrelated third party or parties.

      For purposes of this Section 2.4, the terms Employer and Board of Directors shall refer separately to each participating Employer that adopts the Plan for the benefit of its Participants and to the Board of Directors thereof. Where a Change in Control Event occurs with respect to a participating Employer, the provisions of the Plan and any Rabbi Trust created pursuant to Section 9.4 of the Plan shall apply only with respect to such Employer and its Participants. Notwithstanding the foregoing, no Change in Control Event shall be deemed to have occurred hereunder as a result of any sale, reorganization, reclassification, merger or consolidation after which Pacific Dunlop Limited continues to control ultimately at least a majority interest in the surviving entity.

      2.5. Code. "Code" shall mean the Internal Revenue Code of 1986, as amended.

      2.6. Companies. "Companies" shall mean, collectively, Ansell Edmont Industrial Inc., Ansell Perry Inc., and Ansell Incorporated, corporations existing under the laws of the State of Delaware. To the extent any of these entities ceases to exist as a separate legal entity, the "Companies" shall mean only the remaining legal entities.



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      2.7.  Company Contribution Account. "Company Contribution Account" shall mean the account maintained for each Participant pursuant to Section 4.3.

      2.8. Compensation. "Compensation" shall mean the Participant's Basic Compensation paid during the Plan Year and any bonuses paid during the Plan Year.

      2.9. Crediting Date. "Crediting Date" shall mean March 31, June 30, September 30 and December 31 or such other dates for purposes of crediting Participants' accounts with earnings and losses in accordance with Section 5.3.

      2.10. Deferral Account. "Deferral Account" shall mean the account maintained for each Participant pursuant to Section 3.4.

      2.11. Deferral Agreement. "Deferral Agreement" shall mean a written agreement between the Participant and his Employer whereby the Participant agrees to defer a certain portion of his Basic Compensation and/or bonuses pursuant to the terms of the Plan.

      2.12. Disability. "Disability" or "Disabled" shall mean the inability of the Participant, due to bodily injury or disease, to perform substantially all of the duties of an occupation for pay or profit.

            (a) During the first full 24 months of Disability, total Disability means the Participant is not able to perform substantially all of the duties of his regular occupation at the time Disability begins.

            (b) After the first 24 months of Disability, total Disability means the Participant is not able to perform substantially all of the duties of his occupation or any other occupation for which he is or becomes fitted by education, training or experience.

            (c) Until the Participant attains age 25, occupation includes attending school full-time outside the home.

            (d) The Participant shall automatically be considered totally disabled upon the entire and irrecoverable loss of sight in both eyes or loss by severance through or above the wrist or ankle joints of both hands, both feet, or one hand and one foot.

The Plan Committee shall in its sole discretion make the determination of Disability under this Plan.

      2.13. Effective Date. "Effective Date" shall mean January 1, 1998, the effective date of this amendment and restatement of the Plan.

      2.14. Employer. "Employer" shall mean each participating employer under the Plan. As of the Effective Date, the participating Employers are: Ansell Edmont Industrial Inc., Ansell Perry Inc. and Ansell Incorporated. To the extent any of these entities ceases to exist as a



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separate legal entity, such entity shall cease to be an Employer, and such entity's employees shall remain Participants under the Plan only to the extent they are employed by an Employer and are selected for participation in accordance with Section 2.19.

      2.15. Equity Subaccount. "Equity Subaccount" shall mean the portion of a Participant's Accounts credited with earnings and/or losses in accordance with
Section 5.3.

      2.16. Financial Hardship. "Financial Hardship" shall mean an unforeseen emergency that is caused by an event beyond the control of the Participant or beneficiary and that would result in severe financial hardship to the individual if early withdrawal were not permitted. The Committee, in its sole discretion, shall determine whether a Financial Hardship exists.

      2.17. Group. "Group" shall mean the Companies and all commonly-owned affiliates of the Companies.

      2.18. Guaranteed Subaccount. "Guaranteed Subaccount" shall mean the portion of a Participant's Accounts credited with interest in accordance with
Section 5.2.

      2.19. Incentive Contribution. "Incentive Contribution" shall mean the credits, if any, made to a Participant's Company Contribution Account pursuant to Section 4.2.

      2.20. Matching Contribution. "Matching Contribution" shall mean the credits made to a Participant's Company Contribution Account pursuant to Section 4.1.

      2.21. Participant. "Participant" shall mean an employee who is designated by the Plan Committee (subject to the approval of the management of the Companies) to be eligible to participate in the Plan. No employee shall be required to elect to defer hereunder any amount of his Compensation at any time or from time to time because of his designation as eligible to participate in the Plan. Upon the direction of the Plan Committee, an employee may be removed from participating in the Plan on a prospective basis for any reason.

      2.22. Participation Date. "Participation Date" shall mean the date on which a Participant is first eligible to participate in the Plan.

      2.23. Plan Committee. "Plan Committee" shall mean such persons designated by the Boards of Directors of the Companies from time to time to be responsible for the administration of the Plan.

      2.24. Plan Year. "Plan Year" shall mean the 12-month period on which the records of the Plan are maintained, which shall be the period beginning January 1 and ending December 31.

      2.25. Retirement Age. "Retirement Age" shall mean the Participant's attainment of age 65.


                                   ARTICLE 3.
                            DEFERRAL OF COMPENSATION



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      3.1.  Amount and Manner of Deferral of Basic Compensation. A Participant
may elect to defer a portion of his Basic Compensation by executing an appropriate Deferral Agreement provided by the Plan Committee. A Deferral Agreement between the Participant and his Employer may be entered into effective on the Effective Date, his Participation Date and each January 1, provided such Deferral Agreement is executed prior to the effective date thereof and applies only with respect to Basic Compensation not currently available to the Participant as of such effective date. Each Participant may defer an amount equal to a whole percentage of his Basic Compensation, which percentage shall not be greater than 30%. Any amount deferred by the Participant under this Section shall reduce the Basic Compensation otherwise payable to the Participant and shall be made by his Employer through regular payroll deductions.

      3.2. Amount and Manner of Deferral of Bonuses. A Participant may elect to defer a portion of his bonuses, if any, by executing an appropriate Deferral Agreement provided by the Plan Committee. A Deferral Agreement between the Participant and his Employer may be entered into effective on the Effective Date, his Participation Date and each January 1, provided such Deferral Agreement is executed prior to the effective date thereof and applies only with respect to bonuses relating to services performed during the fiscal year of his Employer beginning after the election. Notwithstanding the foregoing, a Participant may elect to defer a specified portion of any bonus payable with respect to the Companies' fiscal year ending June 30, 1998, by entering into a Deferral Agreement on or prior to the Effective Date; provided that such bonus is to be earned substantially by virtue of services to be performed after the Effective Date. Each Participant may defer an amount equal to a whole percentage of his bonus, which percentage shall not be greater than 100%. Any amount deferred by the Participant under this Section shall reduce the bonus otherwise payable to the Participant and shall be made by the Employer through regular payroll deductions.

      3.3. Change or Revocation of Deferral. A Deferral Agreement shall remain in effect until changed or revoked as provided for in the Plan. A Participant who desires to change the amount of his deferrals may do so effective as of each January 1, provided the Deferral Agreement specifying the new amount of deferrals is executed prior to the effective date thereof and applies only with respect to Basic Compensation not currently available to the Participant as of such effective date and to bonuses relating to services performed during the fiscal year of his Employer beginning after the effective date. A Participant may revoke a prior Deferral Agreement effective prospectively on the first day of any calendar month. A Participant desiring to revoke a prior Deferral Agreement shall submit a written request to the Plan Committee stating the proposed effective date of the revocation and the reason for the revocation.

Subject to the final sentence of this paragraph, a Participant may revoke a prior Deferral Agreement for reason of severe Financial Hardship as determined by the Plan Committee in its sole discretion. A Participant revoking a prior Deferral Agreement as to bonuses for reasons of severe Financial Hardship shall not be eligible to make bonus deferrals under the Plan for the fiscal year to which that bonus relates. A Participant revoking a prior Deferral Agreement as to Basic Compensation for reason of severe Financial Hardship shall not be eligible to make Basic Compensation deferrals under the Plan until the beginning of the Plan Year commencing after the date of the revocation.



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A Participant may also revoke a prior Deferral Agreement as to Basic
Compensation other than for reasons of severe Financial Hardship; provided that the Participant shall not be eligible to resume Basic Compensation Deferrals until the beginning of the Plan Year commencing on or after the six-month anniversary of the date of the revocation. Notwithstanding anything contained herein to the contrary, a Participant may revoke a prior Deferral Agreement effective prospectively on the first day of any calendar month after the occurrence of a Change in Control Event or a Bankruptcy or Insolvency Event affecting his Employer.

Any deferrals by a Participant shall automatically terminate upon termination of employment with all Employers. If a Participant transfers from one participating Employer to another participating Employer, his deferrals shall continue, and his Deferral Agreement shall provide as such.

      3.4. Deferral Account. Only for the purpose of measuring payments due to Participants hereunder, the Employers shall maintain on behalf of each Participant a Deferral Account to which the Employers shall credit the amounts described in Section 3.1 and Section 3.2. As of each payroll date, the Employers shall credit to the Deferral Account of each Participant the amount of Compensation deferred by the Participant since the last payroll date. As soon as administratively possible following the end of each Plan Year, the Plan Committee shall provide each Participant (or his beneficiaries, in the event of his death) a statement indicating the balance of his Deferral Account, including principal, interest, earnings and losses as of the last day of the Plan Year.


                                   ARTICLE 4.
                           COMPANY CONTRIBUTION CREDIT

      4.1. Amount of Company Matching Contribution Credit. No later than each Crediting Date, the Employers shall credit to the Company Contribution Account of each Participant a Matching Contribution equal to 50% of the Basic Compensation deferrals made and credited to a Participant's Deferral Account since the last Crediting Date (subject to the 6% limitation described below). The Employers also shall credit to the Company Contribution Account of each Participant a Matching Contribution equal to 50% of the bonus deferrals made and credited to a Participant's Deferral Account since the last Crediting Date (subject to the 6% limitation described below). Notwithstanding the foregoing, no Matching Contribution shall be made for deferrals of Basic Compensation or bonuses in excess of 6% of the Participant's Basic Compensation or bonuses, respectively. No Matching Contribution credits shall be made for a Participant who is not employed by an Employer on the actual date the credit is to be made, unless such Participant dies, becomes Disabled or attains Retirement Age during the period between the last Matching Contribution crediting date and the current crediting date.

      4.2. Amount of Company Incentive Contribution Credit. As of the last day of each Plan Year, the Employers may credit to the Company Contribution Account of each Participant an Incentive Contribution for each Plan Year equal to an amount, if any, determined by the Boards of Directors of the Companies in their sole discretion. The Incentive Contribution credits for a Plan Year may differ for each Participant under this Plan.



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

      4.3. Company Contribution Account. Only for purposes of measuring payments due Participants hereunder, the Employers shall maintain on behalf of each Participant a Company Contribution Account to which the Employers shall credit the amounts described in Sections 4.1 and 4.2. No later than each Crediting Date, the Employers shall credit to the Company Contribution Account of each Participant the amount of his Matching Contribution, if any, for the period since the last Matching Contribution crediting date. As of the last day of each Plan Year, the Employers shall credit to the Company Contribution Account of each Participant the amount of his Incentive Contribution, if any, for the period since the last day of the prior Plan Year. As soon as administratively possible following the end of each Plan Year, the Plan Committee shall provide each Participant (or his beneficiaries, in the event of his death) a statement indicating the balance of his Company Contribution Account, including principal, interest, earnings and losses as of the last day of the Plan Year.


                                   ARTICLE 5.
                          INVESTMENT CREDITING METHODS

      5.1. Investment Crediting Methods. On and after the Effective Date, each Plan Year a Participant may elect to receive a fixed rate of return on all or a designated portion of his Accounts (with such portion hereinafter referred to as the "Guaranteed Subaccount"), as described in Section 5.2; or, subject to the approval of the Plan Committee, he may elect to have all or a designated portion of his Accounts credited with gains and losses in accordance with the performance of one or more investment alternatives (with such portion hereinafter referred to as the "Equity Subaccount"), as described in Section
5.3. The manner and frequency of such investment elections shall be subject to the discretion of the Plan Committee.

      5.2. Guaranteed Subaccount Interest Crediting. With respect to the entire balance in a Participant's Accounts as of the Effective Date and the portion of such post-Effective Date Basic Compensation Deferral Account credits and corresponding Company Contribution Account credits to which the Participant elects to apply the Guaranteed Subaccount fixed rate of return investment crediting approach, the Plan Committee shall credit interest to such amounts. Interest shall be credited as of each Crediting Date based on the applicable amounts (both vested and nonvested) on the day immediately preceding such Crediting Date less any withdrawals received by the Participant since the prior Crediting Date. For this purpose, subject to future interest crediting rate adjustments by the Plan Committee, interest shall accrue at a rate equal to the greater of:

            (a)   ten percent (10%) per annum; or

            (b) a rate equal to two percent (2%) in excess of the prior 12-month average of the prime interest rate as published in the Wall Street Journal on the first business day of each month.

      5.3. Equity Subaccount Investment Crediting. With respect to all post-Effective Date bonus Deferral Account credits (and corresponding Company Contribution Account credits), and with respect to those post-Effective Date Basic Compensation Deferral Account credits (and



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

corresponding Company Contribution Account credits) to which the Participant elects to apply the Equity Subaccount investment crediting approach, such amounts shall be credited as of each Crediting Date with gains and losses in accordance with the performance of one or more investment alternatives to be selected from time to time and made available by the Plan Committee. In making the choice of which investment alternative or alternatives will be used to determine the investment performance of a Participant's Accounts, the Plan Committee may in its discretion take into account the investment recommendations, if any, made by the Participant. Title to and beneficial ownership of any actual investments of the Employers (whether or not held in trust and whether or not invested in one or more of the above-described investment alternatives) shall at all times remain in the Employers and shall constitute general assets of the Employers, subject only to claims of their general creditors. A Participant or his beneficiary shall not under any circumstances acquire any property or beneficial interest in any asset of any Employer by virtue of such Participant's participation in the Plan.


                                   ARTICLE 6.
                                     VESTING

      6.1. Deferral Account. The balance of a Participant's Deferral Account (including any interest, gains or losses credited thereto) shall be fully vested and nonforfeitable at all times.

      6.2. Company Contribution Account. The balance of a Participant's Company Contribution Account (including any interest, gains or losses credited thereto) shall vest according to the following schedule:

                      Full Months of                  Vested
                    Plan Participation              Percentage
                    ------------------              ----------

                        Less than 24                     0%
                    24 but less than 36                 50%
                    36 but less than 48                 75%
                         48 or more                    100%

A Participant's "participation" shall commence upon his commencement of deferrals under the Plan and shall cease upon his termination of employment with the Employers. In addition, a Participant shall be 100% vested in his Company Contribution Account upon attaining five Years of Service. Years of Service shall mean all full calendar years of employment with the Group, whether or not such years of employment occur before or after the Effective Date.

      6.3. Full Vesting. Notwithstanding the provisions of Section 6.2, the balance of a Participant's Company Contribution Account (including any interest, gains or losses credited thereto) shall become fully vested and nonforfeitable upon the Participant's death, Disability or attainment of Retirement Age; provided the Participant is employed by the Group at the time of his death, Disability or attainment of Retirement Age. Notwithstanding anything contained herein to the contrary, the balance of a Participant's Company Contribution Account shall become fully vested and nonforfeitable upon the occurrence of a Change in Control Event or Bankruptcy or Insolvency Event affecting his Employer.


                                   ARTICLE 7.
                                    BENEFITS

      7.1. Retirement Benefit. Upon a Participant's termination of employment with the Group on or after attainment of Retirement Age, the Participant's Employer shall pay to the Participant a retirement benefit equal to the balance of his Accounts as of the Crediting Date prior to the date the Participant begins receiving payments of retirement benefits under the Plan.

      7.2. Survivor Benefit. In the event of a Participant's death prior to the commencement of the payment of his benefits under the Plan (i.e., while employed by the Group), the Participant's Employer shall pay to the designated beneficiary or beneficiaries of the Participant a survivor benefit equal to the balance of the Participant's Equity Subaccount as of the day after the Crediting Date immediately prior to the date the Participant's beneficiaries begin receiving payments of survivor benefits under the Plan plus the greater of the following:

            (a) The present value of 120 monthly installments of the minimum monthly survivor amount (as defined below) commencing as of the day after the Crediting Date immediately prior to the date the Participant's beneficiaries begin receiving payments of survivor benefits under the Plan; or

            (b) The balance of the Participant's Guaranteed Subaccount as of the day after the Crediting Date immediately prior to the date the Participant's beneficiaries begin receiving payments of survivor benefits under the Plan.

For purposes of this Section, the "minimum monthly survivor amount" shall be the amount credited with interest in accordance with Section 5.2 of (i) the Participant's monthly deferral of Basic Compensation (in dollars) plus (ii) the Company Matching Contribution credit made with respect to such monthly deferral of Basic Compensation at the time of the Participant's death multiplied by four. The minimum monthly survivor amount shall be zero in the case of a Participant who is not currently deferring any Basic Compensation under the Plan that is credited with interest in accordance with Section 5.2 at the time of his death.

Notwithstanding the foregoing, if a Participant commits suicide before the second anniversary of his Participation Date, then his designated beneficiary or beneficiaries shall only be entitled to receive the survivor benefit described in (b) above. Also notwithstanding the foregoing, if in accordance with Section 3.3, a Participant executes a revised Deferral Agreement resulting in an increase in the percentage of his deferrals under the Plan, and such Participant commits suicide within two years of the effective date of this increase in his deferral percentage, the minimum monthly survivor amount with respect to such Participant shall be computed using the deferral percentage elected by and applicable to such Participant immediately prior to his execution of the revised Deferral Agreement.



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

      7.3. Disability Benefit. In the event a Participant becomes Disabled while employed by an Employer prior to Retirement Age, the Disabled Participant's Employer shall pay to the Disabled Participant a monthly disability benefit equal to the lesser of (1) the Participant's monthly Basic Compensation deferral (in dollars) that is credited with interest in accordance with Section 5.2 at the time the Participant first makes a Deferral Agreement under this Plan or (2) the Participant's monthly Basic Compensation deferral (in dollars) that is credited with interest in accordance with Section 5.2 at the time the Participant becomes Disabled. The disability benefit under this Section shall be payable to a Disabled Participant commencing on the first day of the calendar month immediately following six consecutive months of continuous Disability. The disability benefit payable under this Section shall terminate upon the earlier of the cessation of the Participant's Disability, his death or his attainment of Retirement Age. A Disabled Participant (or his beneficiaries) shall in addition be entitled to the retirement benefit under Section 7.1 upon attaining Retirement Age or the survivor benefit under Section 7.2 upon his death prior to Retirement Age.

      7.4. Vested Benefit. In the event a Participant terminates employment with the Group prior to Retirement Age for any reason other than death or Disability, the Participant's Employer shall pay to the Participant a vested benefit equal to the vested balance of his Accounts as of the day after the Crediting Date immediately prior to the date the Participant begins receiving payments of retirement or vested benefits under the Plan.

      7.5. Withdrawals. Subject to the limitations and restrictions contained in this paragraph, a Participant may withdraw all or a portion of his vested Accounts on account of Financial Hardship as determined by the Plan Committee in its sole discretion. A Participant desiring a hardship withdrawal shall submit a written request to the Plan Committee specifying the amount of the requested hardship withdrawal and the reason for the Financial Hardship. Only one written request for a hardship withdrawal under this Section shall be made by the Participant each Plan Year. Notwithstanding anything contained herein to the contrary, the minimum hardship withdrawal shall be $2,500 and the maximum amount of any hardship withdrawal shall be the amount necessary to satisfy the Financial Hardship. A Participant receiving a hardship withdrawal during the Plan Year shall not be eligible to make Basic Compensation or bonus deferrals until the beginning of the Plan Year commencing on or after the six-month anniversary of the date of the hardship withdrawal.

A Participant may also withdraw all or a portion of his vested Accounts for reasons other than Financial Hardship; provided that the amount withdrawn from the Participant's Accounts shall first be reduced by 6%. A Participant desiring a non-hardship withdrawal shall submit a written request to the Plan Committee specifying the amount of the requested withdrawal. Only one written request for a non-hardship withdrawal under this Section shall be made by the Participant each Plan Year. Notwithstanding anything contained herein to the contrary, the minimum non-hardship withdrawal shall be $2,500. A Participant receiving a non-hardship withdrawal during the Plan Year shall not be eligible to make Basic Compensation or bonus deferrals until the beginning of the Plan Year commencing on or after the six-month anniversary of the date of the non-hardship withdrawal.

                                   ARTICLE 8.
                               PAYMENT OF BENEFITS

      8.1. Retirement Benefit. Payment of the retirement benefit specified under Section 7.1 shall be made to a Participant in 120 equal monthly installments commencing as soon as administratively possible after the Crediting Date immediately following the Participant's termination of employment with the Group. The monthly retirement benefit payable under this Section shall be computed so that the present value of such monthly installment payments, as of the Crediting Date immediately preceding the commencement of such benefit, discounted at 10% per annum, shall equal the retirement benefit specified under
Section 7.1.

Notwithstanding the above, a Participant may file a written election with the Plan Committee, at the time he completes a Deferral Agreement, to receive his retirement benefit specified under Section 7.1 in the form of a lump-sum cash payment. The Participant either may revoke a prior election as to the form of payment or make such an election one time each calendar year. The Participant shall receive his retirement benefit in the form of payment that would have applied on the December 31 of the year prior to his last full calendar year of employment with the Group. Notwithstanding the preceding sentence, if the Participant has not completed a full calendar year of employment at the time when he terminates his employment with the Group, he shall receive his retirement benefit in the form of payment that would have applied pursuant to his most current election.


      8.2.  Survivor Benefit. Payment of the survivor benefit specified under
Section 7.2 shall be made to the designated beneficiary or beneficiaries of the Participant in 120 equal monthly installments commencing as soon as administratively possible after the Crediting Date immediately following the Participant's death. The monthly survivor benefit payable under this Section shall be computed so that the present value of such monthly installment payments, as of the Crediting Date immediately following the Participant's death, discounted at 10% per annum, shall equal the survivor benefit specified under Section 7.2. Notwithstanding the above, if the Participant has filed a written election to receive his retirement benefit in a lump-sum cash payment (as provided in Section 8.1), then the survivor benefit specified under Section
7.2 shall be paid in a lump-sum cash payment to be paid as soon as administratively possible after the Crediting Date immediately following the Participant's death. The Participant either may revoke a prior election to receive his retirement benefit as a lump sum or elect to receive his retirement benefit as a lump sum one time each calendar year. In the event a Participant dies while receiving installment distributions in accordance with Section 7.1 or
Section 7.4, such Participant's beneficiary or beneficiaries shall receive the remainder of such installment payments; provided, however, that the Plan Committee, in its sole discretion, may instead decide to pay the present value of such remaining installments in one lump sum to the Participant's beneficiary or beneficiaries as soon as practicable following the Participant's death.

      8.3.  Vested Benefit. Payment of the vested benefit specified under
Section 7.4 shall be made to a Participant in 120 equal monthly installments commencing as soon as administratively possible after the Crediting Date immediately following the Participant's termination of employment with the Group. The monthly vested benefit payable under this Section shall be computed so that the present value of such monthly installment payments, as of the Crediting Date immediately preceding the commencement of such benefit, discounted at 10% per annum, shall equal the vested benefit specified under
Section 7.4. Notwithstanding the above, a Participant may file a written election with the Plan Committee, at the time he completes a Deferral Agreement, to receive his vested benefit specified under Section 7.4 in the form of a lump-sum cash payment to be paid as soon as administratively possible after the Crediting Date immediately following the Participant's termination of employment with the Group. The Participant either may revoke a prior election to receive his retirement benefit as a lump sum or elect to receive his retirement benefit as a lump sum one time each calendar year. The Participant shall receive his vested benefit in the form of payment that would have applied on the December 31 of the year prior to his last full calendar year of employment with the Group. Notwithstanding the preceding sentence, if the Participant has not completed a full calendar year of employment with the Group, he shall receive his retirement benefit in the form of payment that would have applied pursuant to his most current election.

      8.4. Acceleration of Payment Events. A Participant's vested balance of his Accounts (or any remaining installments in the event payment of benefits has already commenced) shall become payable in a lump-sum cash payment as soon as administratively possible following his termination of employment with the Group within 180 days before or after a Change in Control Event, if his employment terminates as a result of the Change in Control Event.

      8.5. Domestic Relations Orders. If a domestic relations order issued by any court of proper authority (not limited to courts located in the United States) directs assignment of a portion of a Participant's vested Plan benefit to the Participant's spouse or former spouse as part of a divorce settlement, such benefit may be paid in a lump-sum cash payment at the request of the Participant's spouse or former spouse as soon as administratively possible after the Crediting Date immediately following the Plan Committee's receipt of the order, so long as the order (or the parties' mutual written direction to the Plan Committee of how to interpret the order) clearly specifies the amount of the Participant's vested Plan benefit assigned and the timing of distribution to the Participant's spouse or former spouse.

      8.6. Payments to Incompetents/Minors. If the Plan Committee shall find that a Participant, former Participant or beneficiary is unable to care for his affairs because of illness or accident, or if the Participant or beneficiary is a minor, the Plan Committee may direct that any payment due him, unless claim therefor shall have been made by a duly appointed legal representative, shall be paid to his spouse, a child, a parent or other blood relative or to a person with whom he resides, and any such payment so made shall be in complete discharge of the liabilities of the Plan therefor.

      8.7. Missing Participants or Beneficiaries. Subject to all applicable laws relating to unclaimed property, if the Plan Committee or its delegate mails by registered or certified mail, postage prepaid, to the last known address of a Participant or beneficiary, a notification that he is entitled to a distribution hereunder, and if the notification is returned by the United States Postal Service as being undeliverable because the addressee cannot be located at the address indicated and if the Plan Committee and its delegate have no knowledge of such Participant's beneficiary's whereabouts within three years from the date the notification was mailed, or if within three years from the date the notification was mailed to such Participant or beneficiary he does not respond thereto by informing the Plan Committee or its delegate of his whereabouts, then, in either of said events, upon the December 31 coincident with or next succeeding the third anniversary of the mailing of such notification, the then undistributed amount in the vested Accounts of such Participant or beneficiary shall be paid to the person or persons who would have been entitled to take such share in the event of the death of the Participant or beneficiary whose whereabouts are unknown, assuming that such death occurred as of the December 31 coincident with or next succeeding the third anniversary of the mailing of such notification.


                                    ARTICLE 9.
                                  MISCELLANEOUS

      9.1. Rights of Participant. The Accounts shall not constitute or be treated for any reason as trust for, property of or security interest for the benefit of any Participant, his beneficiaries or any other person. Such Accounts shall not represent specific investments or assets of the Employers even if the Employers purchase life insurance or accumulate funds for the purpose of paying a Participant or his beneficiaries hereunder. Each Participant and each Employer acknowledge that the Participant's and beneficiaries' rights hereunder are limited to those of unsecured general creditors of the applicable Employer and that the creation of the Accounts does not prevent any property of such Employer from being subject to the rights of its general creditors.

      9.2. Assignment. Except to the extent provided in Section 8.5 and for any death benefits payable under the terms of the Plan, no Participant or beneficiary may sell, assign, transfer, encumber, or otherwise dispose of the right to receive payments hereunder.

      9.3. Employment. Nothing contained in this Plan shall confer upon a Participant the right to continue in the employ of his Employer as an executive or in any other capacity.

      9.4. Administration. The Boards of Directors of the Companies shall designate the persons to serve on the Plan Committee to administer the Plan. The Plan Committee shall have full power, authority, and discretion to interpret, construe, and administer the Plan, and the Plan Committee's interpretations and construction thereof, and actions thereunder, including the amount or recipient of any payment to be made therefrom, shall be final, binding and conclusive on all parties for all purposes to the maximum extent permitted by law. The Plan shall be administered as an unfunded plan which is not intended to meet the qualification requirements of Section 401(a) of the Code. However, any Employer may establish one or more grantor trusts of the type referred to as a "Rabbi Trust" in respect of its obligations under the Plan. No current or former Participant, beneficiary or other person, individually or as a member of a group, shall have any right, title or interest in any Account, any fund, any specific sum of money, any grantor trust or in any asset which may be acquired by any Employer in respect of its obligations under this Plan (other than as a general creditor of such Employer with an unsecured claim against its general assets).

      9.5. Liability of the Plan Committee. No member of the Plan Committee shall be liable for any loss unless resulting from his own fraud or willful misconduct, and no member shall be personally liable upon or with respect to any agreement, act, transaction or omission executed, committed or suffered to be committed by himself as a member of the Plan Committee or by any other member, agent, representative or employee of the Plan Committee. The Plan Committee and any individual member thereof and any agent thereof shall be fully protected in relying upon the advice of the following professional consultants or advisors employed by the Companies or the Plan Committee: any attorney insofar as legal matters are concerned, any accountant insofar as accounting matters are concerned, and any actuary insofar as actuarial matters are concerned.

      9.6. Indemnification. The Employers hereby indemnify and agree to hold harmless the members of the Plan Committee and all directors, officers, and employees of each Employer against any and all parties whomsoever, and all losses therefrom, including without limitation, costs of defense, attorneys' fees and reasonable costs of settlement, based upon or arising out of any act or omission relating to, or in connection with this Plan other than losses resulting from such person's fraud or willful misconduct.

      9.7. Termination and Amendment. The Companies, by action of their Boards of Directors, may at any time and from time to time terminate, suspend, alter or amend this Plan, and no Participant or any other person shall have any right, title, interest or claim against any Employer, its directors, officers or employees for any amounts, except that each Participant or his beneficiaries shall be entitled to payment of all benefits accrued through the date of amendment or termination. Upon termination of the Plan by the Companies, all deferrals by Participants under Section 3.1 shall cease, a Participant's Company Contribution Account shall continue to vest in the manner provided in Article 6 hereof and interest, gains and losses on Participant Accounts shall continue to accrue and be credited as provided in Article 5. Notwithstanding the foregoing, the Companies, in their sole discretion, may make payment of each Participant's benefits accrued through the date of termination in a lump sum as soon as practicable after such date of termination.

      9.8. Beneficiary Designation. Each Participant shall have the right to designate one or more beneficiaries to receive all or any part of the benefits to which the Participant may be entitled under the Plan and which may remain unpaid at the time of the Participant's death. Such designation shall be effective by filing a written beneficiary designation form with the Plan Committee, and may be changed from time to time by similar action. If no such designation of beneficiary is made by the Participant, remaining benefits payable under the Plan shall be paid to his estate.

      9.9. Claims Procedure. If the Participant or the Participant's beneficiary (hereinafter referred to as a "Claimant") is denied all or a portion of an expected benefit under this Plan for any reason, he or she may file a claim with the Plan Committee. The Plan Committee shall notify the Claimant within 90 days of allowance or denial of the claim, unless the Claimant receives written notice from the Plan Committee prior to the end of the 90-day period stating that special circumstances require an extension (of up to 90 additional days) of the time for decision. The notice of the Plan Committee's decision shall be in writing, sent by mail to Claimant's last known address, and if a denial of the claim, shall contain the following information: (a) the specific reasons for the denial; (b) specific reference to pertinent provisions of the Plan on which the denial is based; and (c) if applicable, a description of any additional information or material necessary to perfect the claim, an explanation of why such information or material is necessary, and an explanation of the claims review procedure. A Claimant is entitled to request a review of any denial of his claim by the Plan Committee. The request for review must be submitted within 60 days of mailing of notice of the denial. Absent a request for review within the 60-day period, the claim shall be deemed to be conclusively denied. The Claimant or his representatives shall be entitled to review all pertinent documents, and to submit issues and comments orally and in writing. The Plan Committee shall render a review decision in writing within 60 days after receipt of a request for a review, provided that, in special circumstances the Plan Committee may extend the time for decision by not more than 60 days upon written notice to the Claimant. The Claimant shall receive written notice of the Plan Committee's review decision, together with specific reasons for the decision and reference to the pertinent provisions of the Plan.

      9.10. Notice. Any and all notices, designations or reports shall be in writing and delivered personally or by registered or certified mail, return receipt requested, addressed, in the case of the Plan Committee, to the principal office of Ansell Edmont Industrial Inc. and, in the case of a Participant or Participant's beneficiary, to such person's home address as last shown on the records of the applicable Employer.

      9.11. Headings and Gender. All articles and section headings in this Plan are used for convenience and not for construction of this Plan. Any reference to a gender extends to other genders.

      9.12. Not Current Compensation. Except as provided in the Ansell Edmont Industrial Inc. Restoration of Retirement Income Plan or the Restoration of Ansell Cash Balance Retirement Plan (or in any successor plan or plans thereto), no deferred compensation under the Plan shall be deemed salary or other compensation to the Participant for the purpose of computing benefits to which he may be entitled under any retirement plan or other arrangement of any Employer for the benefit of its employees.

      9.13. Rights to Other Benefits. Nothing contained herein shall affect or interfere with the right of the Participant to share or participate in any retirement plan of his Employer in which the Participant may otherwise be entitled to share or participate.

      9.14. Governing Law. The Plan has been made and executed in the State of Ohio and the validity, enforceability, interpretation and effect hereof shall be governed by the laws of the State of Ohio, except as preempted by Federal law.

      9.15. Binding Effect. The Plan shall be binding upon and inure to the benefit of the Companies, the Employers, including their successors and assigns, and the Participants, their heirs and personal representatives.

      9.16. Severability. If any provision of the Plan shall be found to be invalid or unenforceable by a court of competent jurisdiction, the validity or enforceability of the remaining provisions of the Plan shall remain in full force and effect.

      9.17. Status of Certain Ansell Incorporated Employees. Effective July 1, 1995, the Ansell Incorporated Deferred Compensation Plan was amended and restated. At that time, several employees of Ansell Incorporated ceased to be eligible to participate generally in that restated plan. However, certain of these employees have remained eligible to participate in that plan on a limited "grandfathered" basis, and such employees have been notified by Ansell Incorporated as to their status under that plan. Notwithstanding anything in the Plan to the contrary, as of the Effective Date, these "grandfathered" Ansell Incorporated employees shall continue to be eligible to participate in the Plan only on this limited basis. As such, their participation shall be limited to the opportunity to make Basic Compensation and bonus deferrals, investment crediting in accordance with Section 5.2, and frozen Disability and survivor benefits.

      IN WITNESS WHEREOF, the Companies have adopted the Plan effective as of January 1, 1998.

                                      By:  /s/ Richard K. Davis
                                         ------------------------------------
                                           Richard K. Davis
                                           Director of Human Resources,
                                           Ansell Edmont Industrial Inc.


                                      By:  /s/ Roger K. Williams
                                         ------------------------------------
                                           Roger K. Williams
                                           Director of Human Resources,
                                           Ansell Healthcare Division

                                                                      APPENDIX A

                        ANSELL DEFERRED COMPENSATION PLAN

                               DEFERRAL AGREEMENT


Employee: __________________________   Social Security Number: _________________

As an eligible participant under the Ansell Deferred Compensation Plan (the "Plan"), you may choose to defer Basic Compensation and/or bonuses. Basic Compensation means your current salary, including any salary increases paid during the Plan Year (which is the calendar year). Bonuses include any bonuses paid with respect to services which you will perform during the fiscal year of your Employer beginning after this election. Notwithstanding the foregoing, your election to defer a specified portion of your bonuses will apply to any bonus payable with respect to your Employer's fiscal year ending June 30, 1998; provided that such bonus is earned substantially by virtue of services to be performed by you after January 1, 1998.

I. Participant Deferrals. I elect to defer the receipt of a portion of my compensation beginning on the date specified above, as follows (select and complete one or more of the following):

      |_| ____% of Basic Compensation (specific percentage of Basic Compensation. Minimum deferral = 1% of Basic Compensation; maximum deferral = 30% of Basic Compensation).

      |_| ____% of bonuses (specific percentage of bonuses, if any, up to 100%).

      |_|   I do not wish to make deferrals under the Plan at this time.

II. Change in Deferral Election. I understand that this Deferral Agreement shall remain in effect until changed or revoked as permitted under the Plan. I may change the amount of my deferrals effective January 1 of each year, provided a new Deferral Agreement is received by the Plan Committee prior to the effective date of the new agreement. I may revoke a prior Deferral Agreement effective prospectively on the first day of any calendar month, provided I show evidence of financial hardship (as defined in the Plan and as determined by the Plan Committee), and I agree to suspend my deferrals for a certain period of time. I may also revoke a prior Deferral Agreement as to Basic Compensation for reasons other than financial hardship, provided that the period of suspension of my Basic Compensation deferrals may be longer in that event. Absent any change or revocation, this Deferral Agreement shall remain in effect as long as I am employed by Ansell Perry Inc., Ansell Incorporated or Ansell Edmont Industrial Inc. (the "Ansell Companies") and shall automatically terminate upon my termination of employment with the Ansell Companies or upon the termination of the Plan.

III. Investment Crediting Methods. I understand that I have the option of receiving a fixed rate of return on all or a portion of my Basic Compensation deferrals and related Company Contribution Account credits by allocating such amounts to the "Guaranteed Subaccount." I also have the option of having all or a portion of my Basic Compensation deferrals and related Company Contribution credits credited with gains and losses in accordance with the performance of one or more investment alternatives chosen by me in Part IV below. I understand that all of my bonus deferrals and related Company Contribution Account credits will be credited with gains and losses under the "Equity Subaccount" in accordance with the performance of the investment alternatives chosen by me in Part V below.

IV. Investment Recommendation for Basic Compensation Deferrals. I recommend that my Basic Compensation deferrals and corresponding Company Contribution Account credits be credited with interest, earnings and/or losses in accordance with the fixed rate of return of the Guaranteed Subaccount and/or the investment performance (within the Equity Subaccount) of the below-listed indices with the following percentage allocations:

      Index                                                Percentage Allocated
      -----                                                --------------------
                                                            (in 10% increments)

      Guaranteed Subaccount                                        _____%
      Fidelity VIP Fund II Investment Grade Bond Portfolio         _____%
      Janus Aspen Series Worldwide Growth Portfolio                _____%
      CIGNA Variable Products S&P 500 Index Portfolio              _____%
      CIGNA Variable Products Money Market Portfolio               _____%
      Alger American Growth Portfolio                              _____%
      Alger American MidCap Growth Portfolio                       _____%
      Fidelity VIP Equity-Income Portfolio                         _____%
      MFS Emerging Growth Series                                   _____%
      MFS Total Return Series                                      _____%
      OPCAP Advisors OCC Trust Managed Portfolio                   _____%
      OPCAP Advisors OCC Trust Small Cap Portfolio                 _____%
      Templeton International Fund - Class 1                       _____%
                                                  Total              100%

      I UNDERSTAND THAT THE ABOVE REQUEST SHALL BE FORWARDED TO THE PLAN COMMITTEE. THE PLAN COMMITTEE, IN ITS SOLE DISCRETION, MAY CHOOSE TO FOLLOW MY REQUEST OR MAY SELECT A DIFFERENT MIX OF INDICES.

V. Investment Recommendations for Bonus Deferrals. I recommend that my bonus deferrals and corresponding Company Contribution Account credits be credited with earnings and losses in accordance with the investment performance (within the Equity Subaccount) of the below-listed indices with the following percentage allocations:

      Index                                                Percentage Allocated
      -----                                                --------------------
                                                            (in 10% increments)

      Fidelity VIP Fund II Investment Grade Bond Portfolio         _____%
      Janus Aspen Series Worldwide Growth Portfolio                _____%
      CIGNA Variable Products S&P 500 Index Portfolio              _____%
      CIGNA Variable Products Money Market Portfolio               _____%
      Alger American Growth Portfolio                              _____%
      Alger American MidCap Growth Portfolio                       _____%
      Fidelity VIP Equity-Income Portfolio                         _____%
      MFS Emerging Growth Series                                   _____%
      MFS Total Return Series                                      _____%
      OPCAP Advisors OCC Trust Managed Portfolio                   _____%
      OPCAP Advisors OCC Trust Small Cap Portfolio                 _____%
      Templeton International Fund - Class 1                       _____%
                                                  Total              100%

      I UNDERSTAND THAT THE ABOVE REQUEST SHALL BE FORWARDED TO THE PLAN COMMITTEE. THE PLAN COMMITTEE, IN ITS SOLE DISCRETION, MAY CHOOSE TO FOLLOW MY REQUEST OR MAY SELECT A DIFFERENT MIX OF INDICES.


VI. Change in Crediting Index Requests. I understand that I may request to revoke my existing investment requests under Parts IV and V above either by submitting a new Deferral Agreement form to the Plan Committee or using a form approved for use by the Plan Committee for reallocating investment requests or via touch-tone telephone in the manner established for this purpose by the Plan Committee; provided that I may not change my crediting index requests more than once per month. I further understand that I may not revoke existing investment requests between the Guaranteed and Equity Subaccounts on Account balances existing as of the date of the revocation.

VII. No Guaranty of Employment. I understand that nothing in the Plan or this form shall be considered to be a contract of employment between me and my Employer. I also understand that nothing contained in the Plan or this form shall give me the right to be retained in the employ of my Employer or to interfere with the right of my Employer to discharge me or any other employee at any time, nor shall it give my Employer the right to require me or any employee to remain in its employ or to interfere with my or any employee's right to terminate employment at any time.

VIII. Miscellaneous. I understand that this Deferral Agreement supersedes and nullifies any prior Deferral Agreement and that the execution of this Deferral Agreement shall not be construed as giving me any right to receive any bonus from my Employer. I ACKNOWLEDGE THAT MY EMPLOYER AND THE PLAN COMMITTEE SHALL NOT BE RESPONSIBLE OR LIABLE TO ME IN ANY WAY FOR THE MIX OF INVESTMENTS RECOMMENDED BY ME UNDER PARTS IV AND V ABOVE OR FOR THE PERFORMANCE OF SUCH INVESTMENTS. I further acknowledge that I have received a copy of the summary of the Plan and have reviewed this document and understand and agree that my participation in the Plan will be subject to the terms and conditions contained in the Plan. I acknowledge that I should consult my own tax advisors before making this Deferral Agreement in order to determine the tax effect of my participation in the Plan and its effects in conjunction with other benefits provided by my Employer to which I may be entitled.



-------------------------------------              -------------------------
Signature of Participant                                     Date




-------------------------------------              -------------------------
On behalf of Employer                                        Date

                                                                      APPENDIX B

                        ANSELL DEFERRED COMPENSATION PLAN

                              DISTRIBUTION ELECTION

Under the Ansell Deferred Compensation Plan (the "Plan"), you may elect, once in each calendar year, to receive all of your accumulated benefits under the Plan in either a lump sum or in 120 equal monthly installments. The election that you have in effect on the December 31 of the year prior to your last full calendar year of employment will apply. However, if you have not yet completed a full calendar year of employment when you terminate employment or if you die, your last effective election will control the form of your or your beneficiary's distribution.

I.    Distribution Election.*

[ ]   I hereby elect to receive my benefits in a lump sum.

[ ]   I hereby elect to receive my benefits in 120 equal monthly installments.

    * YOUR BENEFITS WILL BE PAID IN 120 EQUAL MONTHLY INSTALLMENTS IF YOU FAIL TO MAKE AN ELECTION.

II. No Guaranty of Employment. I understand that nothing in the Plan or this form shall be considered to be a contract of employment between me and my Employer. I also understand that nothing contained in the Plan or this form shall give me the right to be retained in the employ of my Employer or to interfere with the right of my Employer to discharge me or any other employee at any time, nor shall it give my Employer the right to require me or any employee to remain in its employ or to interfere with my or any employee's right to terminate employment at any time.

III. Miscellaneous. I understand that this Distribution Election supersedes and nullifies any prior Distribution Election. I further acknowledge that I have received a copy of the summary of the Plan and have reviewed this document and understand and agree that my participation in the Plan will be subject to the terms and conditions contained in the Plan. I acknowledge that I have been advised to consult my own tax advisors before making this Distribution Election in order to determine the tax effect of my participation in the Plan and its effects in conjunction with other benefits provided by my Employer to which I may be entitled.




--------------------------            ------------------------------------------
Date                                  Participant's Signature

                                                                      APPENDIX C

                        ANSELL DEFERRED COMPENSATION PLAN

                             BENEFICIARY DESIGNATION


      I, _________________________, am a Participant under the Ansell Deferred Compensation Plan (the "Plan"). I designate the following as my primary beneficiary(ies) to receive any benefits payable under the Plan by reason of my death (attach additional pages if more space is needed):

            Name(s), Address(es) and Social
            Security Number(s) of Primary          Relationship and Portion of
            Beneficiary(ies):                      Benefit Payable to Each:
            -------------------------              ---------------------------






      If no primary beneficiary is living or is in existence on the date of my death, the following shall be my successor beneficiary(ies) under the Plan (attach additional pages if more space is needed):

            Name(s), Address(es) and Social
            Security Number(s) of Successor        Relationship and Portion of
            Beneficiary(ies):                      Benefit Payable to Each:
            -------------------------              ---------------------------






      I revoke any beneficiary designation previously made by me with respect to the Plan. I understand that I may change the designations above at any time by filing a new designation form with the Plan Committee, and that such designation shall be effective upon receipt by the Plan Committee.

      I understand that, where I have designated more than one primary and/or successor beneficiary, if a primary (or successor, if applicable) beneficiary dies (or, if a trust, goes out of existence) before my benefits are to be distributed among all designated beneficiaries, the predeceased beneficiary's share shall be distributed among the remaining primary (or successor) beneficiaries in proportion to their respective shares. My Employer may distribute Plan benefits to any trustee named as a beneficiary in this form without inquiring into, or otherwise being responsible for, the application of such distribution. I further understand that, if no primary or successor beneficiary is living when my benefits are to be distributed among all beneficiaries, the entire benefit will be paid to my estate.




Dated: __________________                 __________________________________
                                          Signature of Participant


                                          __________________________________
                                          Social Security Number


Received this _____ day of _______________, 19___.




                                          __________________________________
                                          on behalf of the Employer











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